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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Interactive Flight Technologies, Inc.:


We consent to the use of our report incorporated herein by reference.


                                       /s/ KPMG Peat Marwick LLP
                                       ---------------------------
                                       KPMG Peat Marwick LLP

Las Vegas, Nevada
November 4, 1996